EXHIBIT 10.19

                                WAIVER AGREEMENT

      THIS WAIVER AGREEMENT (the "Agreement") is made and entered into as of the 31st day of March, 2004 by and among EmergenSys Corporation, a Delaware corporation with its principal place of business at 400 Jean Lesage Blvd., Suite 045, Quebec, Quebec G1K 8W1 (the "Company"); and the persons listed on Schedule A attached hereto and made a part hereof (singly and collectively referred to herein as the "Waiving Parties").

                                    PREAMBLE

      WHEREAS, pursuant to a May 5, 2003 Stock Purchase Agreement (the "Stock Purchase Agreement") among the Company, Gilles Cloutier and the Waiving Parties, the Waiving Parties were issued an aggregate of five million, five hundred thousand (5,500,000) shares of the Company's restricted common stock (the "Stock"); and

      WHEREAS, the Stock Purchase Agreement contained a provision providing that the Stock would have certain anti-dilution rights with respect to any reverse stock splits or recapitalizations effected by the Company within one year of May 5, 2003; and

      WHEREAS,  the Waiving  Parties,  for good and valuable  consideration  the
receipt  of  which  is  hereby  acknowledged,   have  determined  to  waive  the
anti-dilution rights respecting the Stock effective the date hereof.

      NOW, THEREFORE, in consideration of the premises, and of the promises, covenants and conditions contained herein, the parties intending to be legally bound, hereby agree as follows:

1. Waiver. The Waiving Parties hereby agree that the anti-dilution rights granted under the Stock Purchase Agreement with respect to the Stock are hereby terminated and of no further force or effect as of the date hereof. Accordingly, the Stock is now identical in all respects to all other shares of common stock of the Company.

2. Execution in Counterparts. This agreement may be executed in one or more counterparts which when taken together shall constitute one agreement.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.


EMERGENSYS CORPORATION               THE WAIVING PARTIES:


By:  /s/ Daniel Veilleux                       /s/ Jean Guy Lambert
     -------------------------                 ------------------------
      Name:  Daniel Veilleux                       Jean Guy Lambert
      Title: President
                                                    GROUP INTERCAPITAL, INC.

                                           By:      /s/ Claude Gendron
                                                    -------------------------
                                                    Claude Gendron, President

                                                    GESTION CM 2000 INC.

                                           By:      /s/ Chantal Lambert
                                                    -------------------------
                                                    Chantal Lambert, President

                                                    /s/ David Lambert
                                                    -------------------------
                                                    David Lambert

                                                    /s/ Chantal Lambert
                                                    -------------------------
                                                    Chantal Lambert

                                      SCHEDULE A

NAME                                             NUMBER OF SHARES
---------------------------                     --------------------
Gestion CM 2000, Inc.                               500,000
c/o Jean Guy Lambert
1801 McGill College Avenue
Suite 1260
Montreal, Quebec H3A 2N4

David Lambert                                       500,000
26 Brendan Road
East York, Toronto M4G 2X1

Chantal Lambert                                     500,000
600 Du Muscadet
Rosemere, Quebec J7A 4W8

Jean Guy Lambert                                    1,250,000
1801 McGill College Avenue
Suite 1260

Montreal, Quebec H3A 2N4
Group Intercapital, Inc.                            2,750,000
300 St. Sacrement Street
Suite 414
Montreal, Quebec H24 1X4

TOTAL                                               5,500,000